SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

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                        Date of Report: October 20, 2000


                                  LODGIAN, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                     001-14537                52-2093696
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(State or other jurisdiction   (Commission File Number)   (IRS Employer
      of incorporation)                                   Identification Number)


3445 Peachtree Road, N.E., Suite 700, Atlanta, Georgia            30326
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        (Address of principal executive offices)                (Zip Code)


      Registrant's telephone number, including area code: (404) 364-9400

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ITEM 5. OTHER EVENTS.

        On October 20, 2000, Lodgian, Inc.(the "Company") held its 2000 annual shareholders meeting at the Resource Forum, 3340 Peachtree Road, 1000 Tower Place, Atlanta, Georgia 30326. Following the meeting, the Company issued the press release attached hereto as Exhibit 99-1

        At the meeting, Robert Cole, CEO and President of the Company, made a presentation to shareholders. A copy of Mr. Cole's slide presentation is attached hereto as Exhibit 99-2.

ITEM 7. EXHIBITS.

EX. 99-1 Press Release dated October 20, 2000.
EX. 99-2  Slide Presentation dated October 20, 2000.

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                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   LODGIAN, INC.

                                   By  /s/ Robert S. Cole
                                       -------------------------------------
                                   Name:  Robert S. Cole
                                   Title: President and Chief Executive Officer

Date:  October 20, 2000

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                                  EXHIBIT INDEX

Exhibit No.  Description
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99-1         Press Release dated October 20, 2000
99-2         Slide Presentation dated October 20, 2000